UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021 (July 20, 2021)

BLACK SPADE ACQUISITION CO

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40616	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value, included as part of the units	BSAQ	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the units	BSAQWS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BSAQU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 20, 2021, Black Spade Acquisition Co (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 6,000,000 warrants (the “Private Placement Warrants”) to Black Spade Sponsor LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000.

A total of $150,000,000, comprised of $147,000,000 of the proceeds from the IPO, including $5,250,000 of the underwriters’ deferred discount, and $3,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. and then transferred for the duration of the transaction into a segregated trust account at Citibank, NA, with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of July 20, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet, as of July 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2021

BLACK SPADE ACQUISITION CO

By:	/s/ Chi Wai Dennis Tam
Name: Chi Wai Dennis Tam
Title: Chairman and Co-Chief Executive Officer